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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2002

                                Verticalnet, Inc.
               (Exact name of Registrant as Specified in Charter)


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
             Pennsylvania                000-25269          23-2815834
             ------------                ---------          ----------
     (State or Other Jurisdiction        (Commission        (IRS Employer
           of Incorporation)             File Number)     Identification No.)
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300 Chester Field Parkway, Malvern, PA                     19355
(Address of principal executive offices)                   Zip Code



           Registrant's telephone, including area code: 610-240-0600

         (Former name and former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

         On September 12, 2002, Verticalnet completed the repurchase of the remaining 10% interest in Verticalnet Europe, B.V. that Verticalnet did not own (the "BV Shares"), under the terms of an Exchange, Registration and Lock-Up Agreement, dated September 12, 2002, between Verticalnet, Inc. and Ballinrobe Limited (the "Exchange, Registration and Lock-Up Agreement") and a Termination and Release Agreement, dated September 12, 2002, between Verticalnet, Ballinrobe and BT Overseas Investment B.V. ("BT Overseas") (the "Termination and Release Agreement"). Verticalnet issued to Ballinrobe $6.5 million in cash and 1,000,000 shares of common stock (the "Verticalnet Shares") in exchange for the BV Shares.

         Under the Exchange, Registration and Lock-Up Agreement, from March 31, 2003 until September 12, 2004, Ballinrobe has the right to request Verticalnet to register the Verticalnet Shares for resale. The Verticalnet Shares may not be sold or otherwise transferred, except to an affiliate of Ballinrobe or British Telecommunications plc ("BT"), until September 12, 2003, although this restriction terminates upon a change of control, as defined in the agreement.

         Under the Exchange, Registration and Lock-Up Agreement and the Termination and Release Agreement, Verticalnet and Ballinrobe terminated the Share Purchase, Put and Call Agreement, dated December 29, 2000, between Verticalnet, Ballinrobe and BT Overseas (the "Share Agreement"), as well as Ballinrobe's put right under the Share Agreement that would have required Verticalnet to repurchase the BV Shares.

         Separately, Verticalnet and BT agreed to terminate a Reseller Agreement between the parties, including a $1.5 million prepaid license obligation that BT otherwise could have had the right to recapture in future periods.

         A copy of the Exchange, Registration and Lock-Up Agreement is attached hereto as Exhibit 2.1, and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      None

         (b)      Exhibits.

                  2.1 Exchange, Registration and Lock-Up Agreement, dated as of September 12, 2002, between Verticalnet, Inc. and Ballinrobe Limited

                                      2
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        VERTICALNET, INC.

Date:    September 19, 2002             By:      /s/  James W. McKenzie Jr.
                                                 -------------------------------
                                        Name:    James W. McKenzie Jr.
                                        Title:   Executive Vice President,
                                                 General Counsel and Secretary

                                       3
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                                  EXHIBIT INDEX

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
Exhibit No.       Description of Exhibit
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
   2.1            Exchange, Registration and Lock-Up Agreement, dated as of
                  September 12, 2002, between Verticalnet, Inc. and Ballinrobe
                  Limited
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